Exhibit 32

CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER OF MISCOR GROUP, LTD.
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of MISCOR Group, Ltd. (the “Company”) for the quarterly period ended April 4, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2010

/s/ John A. Martell
Name: John A. Martell
Title: President & Chief Executive Officer

/s/ Michael Topa
Name: Michael Topa
Title: Chief Financial Officer (Principal Financial and Accounting Officer)